UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2013

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Piedmont Office Realty Trust, Inc. (the “Registrant”) anticipates filing one or more registration statements relating to debt securities of Piedmont Operating Partnership, LP (the "Operating Partnership"), guaranteed by the Registrant. When one or more registration statements becomes effective, the Registrant will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed registered securities. As a result, the Registrant is filing this Current Report on Form 8−K (the “Form 8−K”) for the purpose of adding an additional footnote to the financial statements originally presented in the the Registrant’s Form 10-Q for the three months ended March 31, 2013 (the "First Quarter 2013 Form 10-Q"). Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference, includes an additional footnote (“Note 14: Guarantor and Non-Guarantor Financial Information”) with condensed consolidating financial information for the Registrant, the Operating Partnership, and the non-guarantor subsidiaries.

Additionally, the 1111 Durham Avenue building was reclassified from real estate assets held-for-use to real estate assets held-for-sale in the accompanying consolidated balance sheet as of December 31, 2012 contained in Exhibit 99.1 to conform with its presentation in the Current Report on Form 8-K filed by the Registrant on June 4, 2013.

This Form 8−K will permit the Registrant to incorporate these financial statements by reference, or otherwise, in future Securities and Exchange Commission (“SEC”) filings. The information in this Form 8−K is not an amendment to or restatement of the First Quarter 2013 Form 10−Q.

No other items in the First Quarter 2013 Form 10-Q, other than the additional footnote and the presentation of the 1111 Durham Avenue building as held-for-sale as of December 31, 2012 identified above, are being updated by this filing. Information in the First Quarter 2013 Form 10-Q is generally stated as of May 2, 2013, and this filing does not reflect any subsequent information or events other than the additional footnote disclosure described above. This Form 8-K should be read in conjunction with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2012, as originally filed on February 27, 2013 and as recast on the Current Report on Form 8-K filed on June 4, 2013, as well as the Registrant’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	First Quarter 2013 Form 10-Q, Item 1. Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Date: June 4, 2013	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	First Quarter 2013 Form 10-Q, Item 1. Consolidated Financial Statements